Income Taxes	12 Months Ended
Apr. 29, 2011
Income Tax Disclsosure [Abstract]
Income Taxes

13. Income Taxes

The provision for income taxes is based on earnings before income taxes reported for financial statement purposes. The components of earnings before income taxes, based on tax jurisdiction, are as follows:

	Fiscal Year
(in millions)	2011	2010	2009
U.S.	$1,447	$1,557	$984
International	2,276	2,412	1,456
Earnings before income taxes	$3,723	$3,969	$2,440

The provision for income taxes consists of the following:
	Fiscal Year
(in millions)	2011	2010	2009
Current tax expense:
U.S.	$379	$527	$264
International	189	239	291
Total current tax expense	568	766	555
Deferred tax expense (benefit):
U.S.	49	106	(51)
International	10	(2)	(134)
Net deferred tax expense (benefit)	59	104	(185)
Total provision for income taxes	$627	$870	$370

Deferred taxes arise because of the different treatment of transactions for financial statement accounting and income tax accounting, known as “temporary differences.” The Company records the tax effect of these temporary differences as “deferred tax assets” and “deferred tax liabilities.” Deferred tax assets generally represent items that can be used as a tax deduction or credit in a tax return in future years for which the Company has already recorded the tax benefit in the consolidated statements of earnings. The Company establishes valuation allowances for deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit. The Company has established valuation allowances for federal, state, and foreign net operating losses, credit carryforwards, capital loss carryforwards, and deferred tax assets which are capital in nature of $275 million and $238 million at April 29, 2011 and April 30, 2010, respectively. These carryover attributes expire at various points in time, from within a year to no expiration date. These valuation allowances would result in a reduction to the provision for income taxes in the consolidated statements of earnings, if they are ultimately not required. Deferred tax liabilities generally represent tax expense recognized in the consolidated financial statements for which payment has been deferred or expense has already been taken as a deduction on the Company's tax return but has not yet been recognized as an expense in the consolidated statements of earnings. Deferred tax assets/(liabilities) are comprised of the following:

(in millions)	April 29, 2011	April 30, 2010
Deferred tax assets:
Inventory (intercompany profit in inventory and excess of tax over book valuation)	$366	$426
Stock-based compensation	233	214
Accrued liabilities	169	130
Net operating loss and credit carryforwards	149	119
Other	135	118
Federal and state benefit on uncertain tax positions	133	133
Pension and post-retirement benefits	124	150
Unrealized loss on equity investments	17	16
Warranty reserves	12	11
Allowance for doubtful accounts	11	14
Convertible debt interest	5	14
Unrealized currency loss	-	28
Total deferred tax assets (net of valuation allowance)	1,354	1,373

Deferred tax liabilities:
Intangible assets	(691)	(652)
Realized loss on derivative financial instruments	(112)	(113)
Accumulated depreciation	(89)	(43)
Other	(41)	(48)
Unrealized currency gain	(26)	-
Unrealized gain on available-for-sale securities and derivative financial instruments	(10)	(62)
Total deferred tax liabilities	(969)	(918)

Deferred tax assets, net	$385	$455

The Company’s effective income tax rate varied from the U.S. Federal statutory tax rate as follows:

	Fiscal Year
	2011	2010	2009
U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of Federal tax benefit	0.3	0.5	0.6
Research and development credit	(1.2)	(0.6)	(1.6)
Domestic production activities	(0.5)	(0.3)	(0.5)
International	(19.1)	(16.7)	(20.7)
Puerto Rico Excise Tax	(0.6)	-	-
Impact of special charges, restructuring charges, certain litigation charges, net, and acquisition-related items	2.3	2.0	9.5
Reversal of excess tax accruals	(1.7)	-	(5.4)
Retiree medical subsidy law change	-	0.4	-
Other, net	2.3	1.6	(1.7)
Effective tax rate	16.8%	21.9%	15.2%

In fiscal year 2011, the Company recorded a $67 million net tax benefit associated with the reversal of excess tax accruals. This reversal related to the settlement of certain issues reached with the U.S. Internal Revenue Service (IRS) involving the review of the Company's fiscal years 1997 through 1999 and fiscal years 2005 and 2006 domestic income tax returns, and the resolution of various state and foreign audit proceedings covering multiple years and issues. The $67 million net tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2011.

In fiscal year 2010, the Company recorded a $15 million tax cost associated with the U.S. health care reform legislation eliminating the federal tax benefit for government subsidies of retiree prescription drug benefits. The $15 million tax cost was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2010.

In fiscal year 2009, the Company recorded a $132 million certain tax benefit associated with the reversal of excess tax accruals. This reversal related to the settlement of certain issues reached with the IRS involving the review of the Company's fiscal year 2005 and fiscal year 2006 domestic income tax returns, the resolution of various state audit proceedings covering fiscal years 1997 through 2007 and the completion of foreign audits covering various years. The $132 million certain tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2009.

The Company has not provided U.S. income taxes on approximately $14.912 billion, $12.373 billion, and $9.738 billion of undistributed earnings from non-U.S. subsidiaries as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. These earnings are intended to be permanently reinvested outside the U.S. Determination of the amount of unrecognized deferred tax liability on these undistributed earnings is not practicable. Currently, the Company's operations in Puerto Rico, Switzerland, Ireland, and Singapore have various tax incentive grants. Unless these grants are extended, they will expire between fiscal years 2012 and 2027.

The Company had $769 million, $538 million, and $431 million of gross unrecognized tax benefits as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal years 2011, 2010, and 2009 is as follows:

	Fiscal Years
(in millions)	2011	2010	2009
Gross unrecognized tax benefits at beginning of fiscal year	$538	$431	$455
Gross increases:
Prior year tax positions	151	51	3
Current year tax positions	172	74	106
Gross decreases:
Prior year tax positions	(57)	(14)	(116)
Settlements	(32)	(4)	(15)
Statute of limitation lapses	(3)	-	(2)
Gross unrecognized tax benefits at end of fiscal year	$769	$538	$431

If all of the Company's unrecognized tax benefits as of April 29, 2011, April 30, 2010, and April 24, 2009 were recognized, $685 million, $459 million, and $360 million would impact the Company's effective tax rate, respectively. Although the Company believes that it has adequately provided for liabilities resulting from tax assessments by taxing authorities, positions taken by these tax authorities could have a material impact on the Company's effective tax rate in future periods. The Company has recorded the gross unrecognized tax benefits as a long-term liability, as it does not expect significant payments to occur or the total amount of unrecognized tax benefits to change significantly over the next 12 months.

The Company recognizes interest and penalties related to income tax matters in the provision for income taxes in the consolidated statements of earnings and records the liability in the current or long-term income taxes payable, as appropriate. The Company had $80 million, $94 million, and $73 million of accrued gross interest and penalties as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. During the fiscal years ended April 29, 2011, April 30, 2010, and April 24, 2009, the Company recognized interest expense, net of tax benefit, of approximately $12 million, $14 million, and $18 million in the provision for income taxes in the consolidated statements of earnings, respectively.

Tax audits associated with the allocation of income, and other complex issues, may require an extended period of time to resolve and may result in income tax adjustments if changes to the Company's allocation are required between jurisdictions with different tax rates. Tax authorities periodically review the Company's tax returns and propose adjustments to the Company's tax filings. The IRS has settled its audits with the Company for all years through fiscal year 1999. Tax years settled with the IRS may remain open for foreign tax audits and competent authority proceedings. Competent authority proceedings are a means to resolve intercompany pricing disagreements between countries.

On December 7, 2010, the Company and the IRS reached settlement with respect to the audits of fiscal years 1997, 1998, and 1999 and the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary in Switzerland. The impact from this settlement has been recorded in the provision for income taxes in the consolidated statement of earnings for the fiscal year ended April 29, 2011.

In September 2005, the IRS issued its audit report for fiscal years 2000, 2001, and 2002. In addition, the IRS issued its audit report for fiscal years 2003 and 2004 in March 2007. Following the resolution on December 7, 2010 of the issue associated with the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary in Switzerland, the Company reached agreement with the IRS on substantially all of the proposed adjustments for these fiscal years 2000 through 2004. The remaining open issues are not significant and are expected to be resolved within the next 12 months.

In March 2009, the IRS issued its audit report for fiscal years 2005 and 2006. The Company reached agreement with the IRS on many, but not all, of the proposed adjustments for fiscal years 2005 and 2006. The significant issues that could effect the Company's tax payments that remain unresolved relate to the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary operating in Puerto Rico and the timing of the deductibility of a settlement payment. On December 23, 2010, the IRS issued a statutory notice of deficiency with respect to the remaining issues. The Company filed a Petition with the U.S. Tax Court on March 21, 2011 objecting to the deficiency.

The Company's reserve for the uncertain tax positions related to these significant unresolved matters with the IRS, as described above, is subject to a high degree of estimation and management judgment. Resolution of these significant unresolved matters, or positions taken by the IRS or foreign tax authorities during future tax audits, could have a material impact on the Company's financial results in future periods. The Company continues to believe that its reserves for uncertain tax positions are appropriate and has meritorious defenses for its tax filings and will vigorously defend them during the audit process, appellate process, and through litigation in courts, as necessary.